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                         BankAtlantic Bancorp-Ryan, Beck
                           Deferred Compensation Plan
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                         BankAtlantic Bancorp-Ryan, Beck
                           Deferred Compensation Plan
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1.       Purpose..................................................           1

2.       Definitions..............................................           1

3.       Administration...........................................           2

4.       Participation............................................           3

5.       Deferrals................................................           3

6.       Settlement of Deferral Accounts..........................           4

7.       General Provisions.......................................           4

8.       Effective Date...........................................           6




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                         BankAtlantic Bancorp-Ryan, Beck
         Deferred Compensation Plan
                   ___________________________________


1. Purpose. The purpose of this BankAtlantic Bancorp-Ryan, Beck Deferred Compensation Plan (the "Plan") is to provide certain employees of Ryan, Beck & Co., Inc. (the "Company") with a short-term deferred compensation plan award in exchange for relinquishment of certain restricted stock rights. The Plan is not intended to be covered by the terms of the Employee Retirement Income Security Act of 1974, as amended. The Plan is sponsored by BankAtlantic Bancorp, Inc. ("BankAtlantic").

2. Definitions. In addition to the terms defined in Section 1 above, the following terms used in the Plan shall have the meanings set forth below:
"Administrator" shall mean the Company or any person or entity to whom or to which it has delegated some or all of its administrative responsibilities hereunder.

"Beneficiary" shall mean the beneficiary designated by the Participant under the Company's group term life insurance plan, unless the Participant has designated any other person or persons (who may be designated contingently or successively and which may be an entity other than a natural person) on a form supplied by the Administrator to receive benefits payable in the event of the death of the Participant. In the event of the Participant's death without an effective Beneficiary designation, any Plan benefits payable shall be paid in equal parts to the Participant's surviving spouse or, if the Participant has no surviving spouse, to the Participant's surviving children or, if the Participant has no surviving children, to the Participant's surviving parents, or if the Participant has no surviving parents, to the Participant's surviving siblings or, if the Participant has no surviving siblings, to the Participant's estate.

"Board" shall mean the Board of Directors of BankAtlantic.

"Cause" shall mean (i) continued failure to perform substantially the Participant's duties with the Employer (other than such failure as a result of death or disability), or (ii) engaging in illegal conduct or gross misconduct which is materially injurious to the Employer, as determined by the Committee in its sole discretion.

"Code" shall mean the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions or regulations.

     "Committee" shall mean the Compensation Committee of the Board. Any function of the Committee may be delegated to the Administrator.

"Deferral Account" shall mean the account established and maintained by BankAtlantic attributable to a Participant, as described in Section 5. Deferral Accounts will be maintained solely as bookkeeping entries by BankAtlantic to evidence unfunded obligations of BankAtlantic.

"Employer" shall mean the Company and all entities that are members of the controlled group of which the Company is a member, as determined under Section 414(b) or (c) of the Code.

"Participant" shall mean any employee of the Company who is a participant in the Restricted Stock Award Plan and who elects to participate in the Plan pursuant to Section 4.

"Plan Year" shall mean the calendar year.

     "Restricted Stock Award Plan" shall mean the BankAtlantic Bancorp, Inc. Restricted Stock Award Plan for Key Employees of Ryan, Beck & Co., Inc.

3.       Administration.

Authority. Both the Committee and the Administrator (subject to the ability of the Committee to restrict the Administrator) shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose, including the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend and rescind rules and regulations, agreements, forms, and notices relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any actions of the Committee or the Administrator with respect to the Plan shall be conclusive and binding upon all persons interested in the Plan, except that any action of the Administrator will not be binding on the Committee. The Committee and Administrator may each appoint agents and delegate thereto powers and duties under the Plan, except as otherwise limited by the Plan. The Board may, with prospective or retroactive effect, amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of Participants, stockholders, or any other person; provided, however, that, without the consent of a Participant, no such action shall adversely affect the rights of such Participant with respect to any rights to payment of amounts credited to such Participant's Deferral Account. Notwithstanding the foregoing, the Board may, in its sole discretion, terminate the Plan (in whole or in part) and distribute to Participants (in whole or in part) the amounts credited to their Deferral Accounts.

Limitation of Liability. Each member of the Committee and the Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or BankAtlantic or any subsidiary or affiliated entity, the Company's or BankAtlantic's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company or BankAtlantic to assist in the administration of the Plan. To the maximum extent permitted by law, no member of the Committee or the Administrator, nor any person to whom duties have been delegated, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan.

4. Participation. The Committee shall offer to each employee of the Company who is a participant in the Restricted Stock Award Plan the opportunity to relinquish all rights and privileges under the Restricted Stock Award Plan in exchange for the establishment of a Deferral Account hereunder, upon such terms as are set forth in the applicable Deferred Compensation Plan Election Form (the "Election Form"). Employees who elect to take advantage of such offer will become Participants in this Plan, and will cease to be participants in the Restricted Stock Award Plan.

5. Deferrals. Each employee of the Company who elects, at such time and in such manner as the Committee designates, to become a Participant hereunder, will have a Deferral Account established hereunder. A Participant's Deferral Account, which will be in the form of a bookkeeping entry only, will be credited with an amount set forth in the Election Form, which amount shall be equal to the fair market value of the restricted stock awarded to him or her under the Restricted Stock Award Plan, such value to be determined as of the date of the original award under the Restricted Stock Award Plan. No interest, gains, losses or dividends will be credited to a Participant's Deferral Account, except as otherwise set forth in Section 6(c) hereof. Vesting. A Participant will become vested in his or her Deferral Account as of the date that is the fourth anniversary of the date as of which he or she was granted restricted stock under the Restricted Stock Award Plan (the "Vesting Date"), if the Participant is then employed by the Employer and has been during such four year period continually employed by the Employer on a full-time basis.

Death or Disability. If a Participant's employment with the Employer terminates as a result of his death or disability (as determined by the Committee), then the date of such termination shall be considered a Vesting Date, and he or she (or his or her Beneficiary) shall be entitled to the Deferral Account.

Retirement. If a Participant's employment with the Employer terminates as a result of retirement (as determined by the Committee), and if the Participant is in good standing with the Employer and meets such other terms and conditions as are imposed by the Committee in its discretion, then the Participant will be considered to have attained the Vesting Date with respect to a pro rata portion of the Deferral Account (with the remainder to be irrevocably forfeited); the pro rata portion shall be determined by a fraction, equal to the number of complete months from the original date of grant under the Restricted Stock Award Plan to the date of retirement, divided by forty-eight (48), such calculation to be made by the Committee in its sole discretion.

Termination Without Cause. If a Participant's employment with the Employer is terminated without Cause, then the date of such termination of employment shall be considered to be a Vesting Date.

Forfeiture. Notwithstanding anything else herein, in the event that a Participant terminates employment with the Employer for any reason not otherwise set forth above prior to his or her Vesting Date, or ceases to be a full-time employee of the Employer prior to his or her Vesting Date, or if his or her employment is terminated for Cause, then such Participant's Deferral Account shall be irrevocably forfeited.


6.       Settlement of Deferral Accounts.

Form of Payment. Upon the occurrence of a Vesting Date with respect to a Participant, BankAtlantic shall settle such Participant's Deferral Account, and discharge all of its obligations to pay deferred compensation under the Plan with respect to such Deferral Account, by payment of cash, except as provided in
Section 6(c) hereof.

Timing of Payments. Payments in settlement of a Deferral Account shall be made as soon as practicable after such Vesting Date, except as provided in Section 6(c) hereof.

Deferral of Payment. At the Committee's sole discretion, BankAtlantic can elect to defer payment of 50% of a Participant's Deferral Account for one year following the Vesting Date as of which he or she otherwise would have been paid 100% of his or her vested Deferral Account. If BankAtlantic elects to exercise its rights under this Section 6(c), it shall issue a note to each affected Participant and/or Beneficiary, under which it will promise to pay the remaining 50% of the vested Deferral Account no later than one year following the applicable Vesting Date, with simple interest credited for the one year period at prime rate plus 1% (with such interest rate to be determined as of the Vesting Date).

7.       General Provisions.

Limits on Transfer of Awards. Other than by will or the laws of descent and distribution, no right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant or his or her Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant or his or her Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

Receipt and Release. Payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims for the compensation or awards deferred and relating to the Deferral Account to which the payment relates against the Company and BankAtlantic or any subsidiary or affiliated entity thereof, the Committee, or the Administrator, and the Administrator may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release to such effect.

Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for deferred compensation and Participants shall rely solely on the unsecured promise of BankAtlantic for payment hereunder. With respect to any payment not yet made to a Participant under the Plan, nothing contained in the Plan shall give a Participant any rights that are greater than those of a general unsecured creditor of BankAtlantic or the applicable affiliated entity.

Compliance. A Participant in the Plan shall have no right to receive payment with respect to his or her Deferral Account until legal and contractual obligations of BankAtlantic relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition,
BankAtlantic shall impose such restrictions on any interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of any applicable stock exchange or automated quotation system, any state securities laws applicable to such interest, any provision of BankAtlantic's Articles of Incorporation or Bylaws, or any other law, regulation, or binding contract to which BankAtlantic is a party.

Other Participant Rights. No provision of the Plan or transaction hereunder shall confer upon any Participant any right to be employed by the Company or a subsidiary thereof, or to interfere in any way with the right of the Company or a subsidiary to increase or decrease the amount of any compensation payable to such Participant. Subject to the limitations set forth herein, the Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

Tax Withholding. BankAtlantic and any subsidiary or affiliated entity shall have the right to deduct from amounts otherwise payable in settlement of a Deferral Account any sums that federal, state, local or foreign tax law requires to be withheld with respect to such payment.

Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

Construction. The captions and numbers preceding the sections of the Plan are included solely as a matter of convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of the Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular, and male references shall include female and neuter, and vice versa.

Severability. In the event that any provision of the Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

Status. The establishment and maintenance of, or allocations and credits to, the Deferral Account of any Participant shall not vest in any Participant any right, title or interest in and to any specific assets or benefits.


8. Effective Date. The Plan shall be effective March 1, 2000.